UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

AUSTERLITZ ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40110	98-1583472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle
Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-fourth of one Warrant	AUS.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AUS	The New York Stock Exchange
Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	AUS WS	The New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On April 22, 2021, William P. Foley II resigned as a member of the board of directors (the “Board”) of Austerlitz Acquisition Corporation I (the “Company”). Mr. Foley resigned to reduce the overall number of public company boards on which he serves. Mr. Foley’s resignation was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. Following his resignation, Mr. Foley will continue to be engaged with the Company in a consulting capacity pursuant to which he will, among other things, continue to advise on the Company’s strategic initiatives, including with respect to prospective acquisition targets.

(b) On April 22, 2021, the Board elected Dexter Fowler as a member of the Board to fill the vacancy created by Mr. Foley’s departure. In connection with his appointment, Mr. Fowler will enter into an indemnity agreement on substantially the same terms as the form thereof previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering. In addition, Mr. Fowler will receive 25,000 shares of the Company’s Class B ordinary shares and 25,000 shares of the Company’s Class C ordinary shares from the Company’s sponsor, Austerlitz Acquisition Sponsor, LP I (“Sponsor”). Mr. Fowler has agreed to become a party to that certain letter agreement, dated March 2, 2021, by and between the Company and Sponsor (the “Letter Agreement”) and will enter into a joinder to the Letter Agreement. The director indemnification agreement and the Letter Agreement were each described in, and the forms of which were filed as exhibits to, the Company’s registration statement relating to the Company’s initial public offering (File No. 333-252932). There are no arrangements or understandings between Mr. Fowler and any other persons pursuant to which he was selected as a director. There are no transactions involving Mr. Fowler requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Austerlitz Acquisition Corporation I

Date: April 22, 2021	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary